Project Paddle Ad hoc Group proposal 1 Exhibit 99.3

Confidential
Subject to FRE 408
Subject to Ongoing Legal and Financial Diligence
Preliminary and Subject to Material Revision

Ad Hoc Group Proposal
Term Sheet[1]

Proposed Terms		
Term Loan Treatment	> Consenting: (i) Exchange portion of term loans into New Series A, and (ii) Receive the balance of par plus accrued interest claim in cash claim in cash > Non-Consenting: Cash repayment of par plus accrued interest claim	
Term Loan Backstop	> Description: Certain parties willing to consider backstopping a cash repayment of non-consenting term loan claims > Backstop fee: Form of consideration and amounts TBD	
New Series A	Security:	Up to $430mm of Chinos SPV Senior Secured Notes due 2022 (~3 year tenor maturing inside Series B)
	Collateral:	> First lien on retained Madewell common equity > Second lien on (i) existing IPCo Notes collateral, and (ii) retained J. Crew common equity
	Coupon:	Annual PIK rate from 9.0% - 12.0%, compounding semi-annually, based on Madewell Grid
	Warrants[1]:	Detachable penny warrants for 10.0% - 17.5% of Chinos SPV common equity based on Madewell Grid
IPCo Notes Treatment	> Consenting: Exchange into New Series B at par plus make-whole premium > Non-Consenting: TBD	
New Series B	Security:	Chinos SPV Senior Secured Notes due 2022 (~3 year tenor maturing outside Series A)
	Collateral:	> First lien on (i) existing IPCo collateral, and (ii) retained J. Crew common equity > Second lien on retained Madewell common equity
	Coupon:	Annual PIK rate from 13.0% - 16.0%, compounding semi-annually, based on Madewell Grid
	Warrants[1]:	Detachable penny warrants for 10.0% - 17.5% of Chinos SPV common equity based on Madewell Grid

(1) Terms set forth in the Company's proposal, but not addressed herein, remain subject to ongoing review and discussion.
(2) Form of equity consideration is subject to further tax and legal diligence and therefore may change.

PJT Partners 2

Ad Hoc Group Proposal
Term Sheet[1] (Cont'd)

Confidential
Subject to FRE 408
Subject to Ongoing Legal and Financial Diligence
Preliminary and Subject to Material Revision

Proposed Terms		
Existing Series A Preferred Stock Treatment	Converted into New Series C	
New Series C	Security:	Chinos SPV Senior Secured Notes due 2022 (~3 year tenor maturing outside Series B)
	Collateral:	> Third lien on retained Madewell common equity > Third lien on (i) existing IPCo collateral, and (ii) retained J. Crew common equity
	Coupon:	Annual PIK rate from 13.0% - 16.0%, compounding semi-annually, based on Madewell Grid
Existing Series B Preferred Stock Treatment[2]	Converted into New Series D	
New Series D	Security:	Chinos SPV Senior Secured Notes (maturing outside Series C)
	Collateral:	> Fourth lien on retained Madewell common equity > Fourth lien on (i) existing IPCo collateral, and (ii) retained J. Crew common equity
	Coupon:	Same as New Series C
Other Terms	> Covenants: TBD > Governance: TBD > Intercreditor: TBD	
IPO Thresholds	> Minimum Madewell IPO enterprise valuation: $2,520mm > Maximum Madewell loan-to-value through New Series C: 90%	

(1) Terms set forth in the Company's proposal, but not addressed herein, remain subject to ongoing review and discussion.
(2) Treatment also applicable to intercompany preferred stock in excess of existing Series A and B preferred stock.

PJT Partners 3

Ad Hoc Group Proposal
Madewell Grid

Confidential
Subject to FRE 408
Subject to Ongoing Legal and Financial Diligence
Preliminary and Subject to Material Revision

- *Coupon and Warrant levels tied to Madewell LTV[1] calculated at TBD determination date*
  - *Madewell LTV thresholds defined for Series A and Series B/C, respectively*
- *Applicable levels to be interpolated linearly and rounded to the nearest 12.5 bps increment*

Madewell LTV Through New Series A		48%	43%	38%	≤ 33%
New Series A	Coupon	12.0%	11.0%	10.0%	9.0%
	Warrants	17.5%	15.0%	12.5%	10.0%
Madewell LTV Through New Series C		**90%**	**82%**	**75%**	**≤ 69%**
New Series B	Coupon	16.0%	15.0%	14.0%	13.0%
	Warrants	17.5%	15.0%	12.5%	10.0%
New Series C	Coupon	16.0%	15.0%	14.0%	13.0%

(1) *Illustrative calculation: (Madewell debt + applicable Chinos SPV debt / (1- % Madewell IPO Float)) / Madewell enterprise value.*

PJT Partners 4